FRANKLIN SQUARE
CAPITAL PARTNERS

Alternative Thinking

Investment Perspectives from Franklin Square Capital Partners

What Access to Best-in-Class Asset Managers Means for Investors

We believe the success of an investment fund hinges on the quality of the team choosing its assets. This is particularly true in the case of alternative investments like those sponsored and advised by Franklin Square Capital Partners. An asset manager often needs specialized market knowledge, analytical skills and insight to construct and actively manage an alternative portfolio designed to perform well in various market environments while managing risks.

The Franklin Square investment team that oversees and approves all investments for our funds is comprised of professionals whose core competencies rest within private equity and debt investing. We partner with a "sub-adviser" to source and recommend holdings for our funds. Our mission is to identify, evaluate and work exclusively with what we consider to be "best-in-class" sub-advisers – asset managers with the skill, expertise and global scale to select the best investments for our portfolios.

By any measure – size, performance, talent or client list – the sub-adviser to our funds, **GSO Capital Partners** (GSO), satisfies our high standards. In fact, GSO and its founder, Bennett Goodman, were named **Money Manager of the Year** for 2012 by *Institutional Investor* magazine. Within the world of endowments, pension plans and other institutional investors, this recognition is a testament to the firm's track record and reputation in the asset management industry.

What does this award mean for investors in Franklin Square's products? For a minimum investment of $5,000, **suitable individuals can access the same asset manager recognized as one of the best in the industry.** GSO's market knowledge and size enables the firm's investment professionals to identify and originate attractive investments similar to those previously available only to large institutions and a select number of high-net-worth individuals. We consider this to be a key advantage for investors in Franklin Square's funds. Of course, past performance can never guarantee future returns.

Franklin Square is proud to deliver on our mission of bringing institutional asset managers and investment strategies to our investors. Our partnership with GSO offers individuals access to GSO's investment expertise as well as the benefits of Franklin Square's long-standing track record in sponsoring alternative investment funds.

Franklin Square's Sub-Adviser Named "Money Manager of the Year"

About GSO Capital Partners

- GSO has approximately $50 billion in assets under management[1] and is the credit platform of The Blackstone Group.
- The Blackstone Group is one of the largest alternative investment managers in the world with over $190 billion in assets.[1]
- GSO has over 220 professionals dedicated to the credit markets.[1]

1 As of June 30, 2012

FRANKLIN SQUARE
CAPITAL PARTNERS
Cira Centre
2929 Arch Street, Suite 675 | Philadelphia, PA 19104
215-495-1150 | franklinsquare.com

- Sponsor of innovative alternative investment products designed for the investing public.
- Founded in 2007 by alternative investment industry professionals and launched the first non-traded business development company in 2009.
- Manages three alternative investment funds with total assets of over $3.7 billion as of June 30, 2012.